Property and Equipment, Net (Tables)	6 Months Ended
Jun. 30, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	June 30, 2019	December 31, 2018
Lab equipment	$15,640	$10,771
Office equipment	2,053	1,610
Furniture and fixtures	1,245	599
Leasehold improvements	9,234	2,076
Assets under construction	3,622	8,620
Less: accumulated depreciation	(5,827)	(3,708)
Total property and equipment, net	$25,967	$19,968